[GRAPHIC]

                                                                    Semi-Annual
                                                                       Report
                                                                   June 30, 2000
                                                                    (unaudited)

                            Pilgrim Mutual Funds

                            PILGRIM
                            WORLDWIDE EMERGING
                            MARKETS FUND, INC.
                            ----------------------------------------------------
                            Investment Objective: Long-term Capital Appreciation

Chairman's Message
-------------------------------------------------------------------------------

Dear Shareholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Pilgrim Worldwide Emerging Markets Fund, Inc. (formerly Lexington Worldwide Emerging Markets Fund, Inc.).

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management Corporation and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Investment Adviser to the Fund. As a shareholder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Fund shareholder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

Dear Shareholders:
-------------------------------------------------------------------------------
  During the second quarter the Pilgrim Worldwide Emerging Markets Fund, Inc. (formerly Lexington Worldwide Emerging Markets Fund, Inc.) declined 31.37%,* underperforming the 10.8%** decline in the unmanaged MSCI Emerging Markets
Free Index. For the year through June 30th, the Fund declined 21.32%* against a decline of 9.0%** in the MSCI EMF Index. Exposure to the technology sector explains most of this underperformance. The Fund's relatively heavy weightings in Korea and India, and underweight positions in Latin America also negatively affected relative performance.

  The market environment changed significantly during the second quarter. Enthusiasm for tech stocks turned sharply from mid-March, as the gradual tightening of liquidity by central banks began to take effect. Most emerging market economies continued to recover, but the correction in the technology, media and telecommunications (TMT) sector outweighed the positive effects of economic growth. Rapid re-assessment of risk led to a divergence within the technology sector between established companies and the more conceptual, capital-dependent players. Smaller, less liquid stocks fell dramatically, while companies with financial strength and nearer-term profitability quickly became the area of focus. Many of these weaker names failed to rally late in the quarter, where a number of the larger semiconductor and telecom companies rebounded from their lows.

  Most market bond yields are determined by adding a country premium to the US Treasury yield. Since risk spreads rose sharply early in the year, the resulting rate rises in emerging markets were particularly burdensome. Coinciding with the technology correction, this made for a difficult quarter. Of the larger markets, only China and Israel showed gains, while Taiwan, Turkey and Greece were down in double-digit percent terms.

  Looking forward to the year's second half, the managers believe world GDP growth will be slowing. While this environment has its risks for emerging markets generally, a more benign interest rate scenario should benefit Latin America and other areas that have been out of favor. The managers will seek to lower the volatility of the Fund by reducing large overweight positions in Korea and India, and adding to Mexico, Brazil and other markets. Technology positions will be reduced as well, in seeking greater industry diversification.

  As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., an investment management and mutual fund company with $17 billion of assets under management.

  On May 1, ReliaStar announced that it agreed to be acquired by ING Groep N.V. ("ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

  We wish to thank you for your continued support.

Sincerely,

/s/ Richard T. Saler
Richard T. Saler
Portfolio Manager
August, 2000

*34.14%, 1.78%, and 5.00% are the one, five, and ten year average annual standard total returns, respectively, for the period ended June 30, 2000. Prior to June 17, 1991, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. Investing in emerging markets, rather than established markets, has special risks, including currency fluctuations and political instability. There is no guarantee that the Fund can achieve its objective.

**All country and regional returns are from the corresponding Morgan Stanley Capital International Indices. Returns are dollar based with net dividends reinvested.

Pilgrim Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited)

  Number of                                                           Value
   Shares                          Security                          (Note 1)
-------------------------------------------------------------------------------
             COMMON STOCKS: 79.3%
             Brazil: 6.6%
 169,400,000 Centrais Eletricas Brasileiras S.A. ...............   $  3,474,486
     100,000 Embratel Participacoes S.A. (ADR)..................      2,362,500
      50,000 Tele Norte Leste Participacoes S.A. (ADR)..........      1,181,250
      25,000 Telesp Celular Participacoes S.A. (ADR)............      1,121,875
                                                                   ------------
                                                                      8,140,111
                                                                   ------------

             Greece: 2.4%
      74,700 Alpha Bank S.A. ...................................      2,958,934
                                                                   ------------

             Hong Kong: 4.3%
  24,500,000 China Star Entertainment, Ltd. ....................      1,131,490
   7,605,000 Yuxing Infotech Holdings, Ltd. ....................      4,170,781
                                                                   ------------
                                                                      5,302,271
                                                                   ------------

             Hungary: 0.7%
     140,000 Uproar, Ltd./1/ ...................................        879,026
                                                                   ------------

             India: 10.3%
      59,511 BFL Software, Ltd. ................................        679,491
         100 Dsq Software, Ltd. ................................          2,128
     216,600 Fujitsu ICIM/1/ ...................................      1,210,013
     125,850 HCL Technologies, Ltd. ............................      3,629,759
      50,000 Satyam Computer Services, Ltd. ....................      3,338,068
       1,000 Silverline Industries, Ltd. .......................          9,733
      42,400 Television Eighteen India, Ltd. ...................        576,758
     120,000 Videsh Sanchar Nigam, Ltd. ........................      3,249,890
                                                                   ------------
                                                                     12,695,840
                                                                   ------------

             Indonesia: 0.3%
      55,500 PT Telekomunikasi Indonesia (ADR)..................        385,031
                                                                   ------------

             Israel: 1.2%
      48,500 Orckit Communications, Ltd./1/ ....................      1,455,000
                                                                   ------------

             Mexico: 13.9%
     739,000 Cemex S.A. de C.V. CPO.............................      3,464,818
     171,900 Coca-Cola Femsa S.A.(ADR)..........................      3,244,613
     781,000 Grupo Financiero Banamex Accival, S.A. de C.V. O
              shares............................................      3,284,851
      15,910 TV Azteca S.A. de C.V. (ADR)/2/ ...................        209,813
     254,500 TV Azteca S.A. de C.V. (ADR).......................      3,356,219
   1,557,000 Wal-Mart de Mexico S.A. de C.V. ...................      3,653,969
                                                                   ------------
                                                                     17,214,283
                                                                   ------------

  Number of                                                            Value
   Shares                          Security                           (Note 1)
--------------------------------------------------------------------------------
             Portugal: 5.3%
   1,005,995 ParaRede, SGPS SA Rights............................   $  6,538,196
                                                                    ------------

             Russia: 1.0%
     212,500 Moscow Telephone Systems/1/ ........................      1,275,000
                                                                    ------------

             Singapore: 1.9%
      90,000 ST Assembly Test Services, Ltd. (ADR)...............      2,323,125
                                                                    ------------

             South Africa: 5.0%
     500,000 Dimension Data Holdings, Ltd./1/ ...................      4,137,306
     671,900 Ixchange Technology Holdings, Ltd./1/ ..............      1,313,123
   2,649,000 Metropolis Transactive Holdings, Ltd. ..............        429,793
   5,100,000 Paradigm Capital Holdings, Ltd./1/ .................        285,850
   2,085,100 Union Alliance Media, Ltd./1/ ......................         83,038
                                                                    ------------
                                                                       6,249,110
                                                                    ------------

             South Korea: 11.6%
     526,837 C&TEL Company, Ltd. ................................      1,025,334
      40,264 Dreamline Corporation...............................      1,108,626
      74,000 Hyundai Electronics Industries Company/1/ ..........      1,460,105
     137,000 Korea Electric Power Corporation....................      4,251,345
      55,000 Korea Telecom Corporation (ADR).....................      2,660,625
      67,450 LG Electronics......................................      1,887,410
      16,000 LG Information & Communication, Ltd. ...............        899,741
     264,300 Mirae Company.......................................      1,077,360
         836 Telson Electronics Company, Ltd. ...................          8,885
      18,788 Tongyang Merchant Bank Bond.........................          6,740
                                                                    ------------
                                                                      14,386,171
                                                                    ------------

             Taiwan: 3.1%
     269,982 Cosmo Electronics Corporation.......................        674,977
   2,855,000 RF-Link System, Inc. ...............................        926,978
     754,000 Winbond Electronics Corporation.....................      2,178,837
                                                                    ------------
                                                                       3,780,792
                                                                    ------------

             Thailand: 1.3%
   3,493,293 K.R. Precision Public Company, Ltd./1/ .............      1,647,623
                                                                    ------------


Pilgrim Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited) (continued)

  Number of                                                           Value
   Shares                          Security                          (Note 1)
-------------------------------------------------------------------------------
             COMMON STOCKS (continued):
             Turkey: 8.6%
  60,000,000 Akbank T.A.S. .....................................   $    464,400
  16,438,000 Alcatel Teletas Telekomunikasyon Endustri ve
              Ticaret A.S. .....................................      3,579,210
  12,000,000 Arcelik A.S. ......................................        590,280
  28,200,000 Beko Elektronik A.S. ..............................        477,708
  40,600,000 Dogan Sirketler Grubu Holding A.S. ................        982,114
 192,758,000 Dogan Yayin Holdings...............................      3,265,321
   4,000,000 Logo Yazilim.......................................        419,360
   7,400,000 Netas Northern Electric Telekomunikasyon A.S. .....        823,546
                                                                   ------------
                                                                     10,601,939
                                                                   ------------

             United Kingdom: 1.8%
     149,000 Flag Telecom Holdings, Ltd. (ADR)..................      2,225,688
                                                                   ------------
             TOTAL COMMON STOCKS
              (cost $107,502,491)...............................     98,058,140
                                                                   ------------

             PREFERRED STOCK: 2.8%
             Brazil: 2.8%
 401,500,000 Banco Bradesco S.A. (cost $3,110,863)..............      3,494,304
                                                                   ------------

  Principal                                                           Value
   Amount                          Security                          (Note 1)
-------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS: 13.3%
             Other U.S. Government Obligation: 13.3%
 $16,400,000 Federal Home Loan Bank (cost $16,394,096)..........   $ 16,394,096
                                                                   ------------
             TOTAL INVESTMENTS: 95.4%
              (cost $127,007,450+) (Note 1).....................    117,946,540
             Other assets in excess of liabilities: 4.6%........      5,718,171
                                                                   ------------
             TOTAL NET ASSETS: 100.0%
              (equivalent to $11.88 per share on 10,410,493
              shares outstanding)...............................   $123,664,711
                                                                   ============

--------
/1/Non-income producing security.
/2/Restricted security.
ADR--American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $127,478,622.

At June 30, 2000, the composition of the Fund's net assets by industry concentration was as follows:

Banking...................   8.3%
Computer Software.........  13.9
Consumer Durable..........   2.0
Consumer Non-durable......   5.6
Electrical & Electronics..   9.4
Financial Services........   0.2
Internet..................   4.9
Materials.................   2.8

Media....................   7.0%
Multi-industry...........   0.8
Semiconductor............   3.1
Services.................   0.8
Telecommunications.......  17.1
Utilities................   6.2
Other assets.............  17.9
                          -----
 Total Net Assets........ 100.0%
                          =====

   The Notes to Financial Statements are an integral part of this statement.

Pilgrim Worldwide Emerging Markets Fund, Inc.
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets
Investments, at value (cost $127,007,450) (Note 1).............. $117,946,540
Cash............................................................       85,529
Foreign currency (cost $42,064).................................       40,383
Receivable for investment securities sold.......................    6,954,497
Receivable for fund shares sold.................................      304,287
Dividends and interest receivable...............................      126,552
Other receivables...............................................        7,267
                                                                 ------------
   Total Assets.................................................  125,465,055
                                                                 ------------
Liabilities
Due to Lexington Management Corporation (Note 2)................      104,869
Payable for investment securities purchased.....................      964,336
Payable for fund shares redeemed................................      544,533
Accrued expenses................................................      186,606
                                                                 ------------
   Total Liabilities............................................    1,800,344
                                                                 ------------
Net Assets (equivalent to $11.88 per share on 10,410,493 shares outstanding) (Note 4).......................................... $123,664,711
                                                                 ============
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.001 par
 value per share................................................ $ 10,410,493
Additional paid-in-capital......................................  135,392,289
Accumulated net investment loss.................................   (4,735,856)
Accumulated net realized loss on investments and foreign
 currency transactions..........................................   (8,336,213)
Unrealized depreciation of investments and foreign currency
 translations of other assets and liabilities...................   (9,066,002)
                                                                 ------------
   Total Net Assets............................................. $123,664,711
                                                                 ============

Pilgrim Worldwide Emerging Markets Fund, Inc.
Statement of Operations
Six months ended June 30, 2000 (unaudited)

Investment Income
 Dividends......................................... $    399,526
 Interest..........................................      132,097
                                                    ------------
                                                         531,623
 Less: foreign tax expense.........................    3,585,088
                                                    ------------
 Total investment loss.............................               $ (3,053,465)
Expenses
 Investment advisory fee (Note 2)..................      831,346
 Custodian expenses................................      197,847
 Distribution expenses (Note 3)....................      177,836
 Transfer agent and shareholder servicing expenses
  (Note 2).........................................      104,723
 Directors' fees and expenses......................       97,610
 Accounting expenses (Note 2)......................       58,725
 Printing and mailing expenses.....................       29,089
 Registration fees.................................       12,944
 Audit fees........................................       12,807
 Computer processing fees..........................       10,201
 Professional fees.................................        5,681
 Other expenses....................................       24,349
                                                    ------------
 Total expenses....................................                  1,563,158
                                                                  ------------
 Net investment loss...............................                 (4,616,623)
Realized and Unrealized Gain (Loss) on Investments
 (Note 5)
Net realized gain (loss) on:
 Investments.......................................   28,587,940
 Foreign currency transactions.....................     (393,513)
                                                    ------------
   Net realized gain...............................                 28,194,427
Net change in unrealized depreciation of:
 Investments.......................................  (51,180,365)
 Foreign currency translation of other assets and
  liabilities......................................       (5,092)
                                                    ------------
   Net change in unrealized depreciation...........                (51,185,457)
                                                                  ------------
   Net realized and unrealized loss................                (22,991,030)
                                                                  ------------
Decrease in Net Assets resulting from Operations...               $(27,607,653)
                                                                  ============

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim Worldwide Emerging Markets Fund, Inc.
Statements of Changes in Net Assets

                                             Six months ended
                                              June 30, 2000      Year ended
                                               (unaudited)    December 31, 1999
                                             ---------------- -----------------
Operations:
Net investment loss........................    $ (4,616,623)    $   (519,679)
Net realized gain from investments and
 foreign currency transactions.............      28,194,427        8,022,065
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currency translation......................     (51,185,457)      60,956,572
                                               ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations...............     (27,607,653)      68,458,958
                                               ------------     ------------
Distributions to Shareholders: (Note 1)
Distributions to shareholders from net
 investment income.........................         --              (286,571)
                                               ------------     ------------
Capital Share Transactions: (Note 4)
Proceeds from sale of shares...............     184,073,117       99,235,547
Reinvested dividends and distributions.....         --               268,725
Cost of shares repurchased.................    (187,794,523)     (78,005,927)
                                               ------------     ------------
  Net increase (decrease) from capital
   share transactions......................      (3,721,406)      21,498,345
                                               ------------     ------------
Net increase (decrease) in net assets......     (31,329,059)      89,670,732
Net Assets:
Beginning of period........................     154,993,770       65,323,038
                                               ------------     ------------
End of period (including accumulated net
 investment loss of $4,735,856 and $119,233
 in 2000 and 1999, respectively)...........    $123,664,711     $154,993,770
                                               ============     ============

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999

1. Significant Accounting Policies
Pilgrim Worldwide Emerging Markets Fund, Inc. (formerly Lexington Worldwide Emerging Markets Fund, Inc.) (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities domiciled in, or doing business in, emerging countries and emerging markets. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at June 30, 2000.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to

Pilgrim Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)

1. Significant Accounting Policies (continued) reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate
The Fund paid an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC had entered into a sub-advisory contract with Stratos Advisors, Inc. ("Stratos") under which Stratos provided the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Stratos, LMC paid Stratos a monthly sub-advisory fee at the annual rate of 0.35% of the Fund's average daily net assets. Effective June 7, 2000, LMC terminated the sub-advisory contract with Stratos. For 2000, the adviser has agreed to voluntarily limit the total expenses of the Fund, (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 2000.

The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $120,006 which were incurred by the Fund, but paid by LMC.

3. Distribution Plan
The Fund had a Distribution Plan (the "Plan") which allowed payments to finance activities associated with the distribution of the Fund's shares. The Plan provided that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. (LFD), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 2000 were $177,836 and are set forth in the statement of operations.

4. Capital Stock
Transactions in capital stock were as follows:

                             Six months ended
                               June 30, 2000               Year ended
                                (unaudited)             December 31, 1999
                         --------------------------  ------------------------
                           Shares        Amount        Shares       Amount
                         -----------  -------------  ----------  ------------
Shares sold.............  11,708,678  $ 184,073,117   9,845,634  $ 99,235,547
Shares issued on
 reinvestment of
 dividends..............     --            --            29,543       268,725
                         -----------  -------------  ----------  ------------
                          11,708,678    184,073,117   9,875,177    99,504,272
Shares redeemed......... (11,559,570)  (187,794,523) (8,770,026)  (78,005,927)
                         -----------  -------------  ----------  ------------
Net increase
 (decrease).............     149,108  $  (3,721,406)  1,105,151  $ 21,498,345
                         ===========  =============  ==========  ============

Pilgrim Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


5. Purchases and Sales of Investment Securities
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2000, excluding short-term securities, were $253,368,855 and $255,940,169, respectively.

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $17,894,267 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $27,426,349.

6. Investment and Concentration Risks
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.
7. Restricted Security
The following security was purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. Pursuant to guidelines adopted by the Fund's Board of Directors, this unregistered security has been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

                                          Acquisition         Market  Percent of
     Security                                Date     Shares  Value   Net Assets
     --------                             ----------- ------ -------- ----------
TV Azteca S.A. de C.V. (ADR).............  07/02/99   15,910 $209,813    0.17%
                                                             ========    ====

8. Subsequent Events
Effective on July 26, 2000, Lexington Global Asset Managers, Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Fund's Board of Directors and shareholders, Pilgrim Investments, Inc., an indirect, wholly owned subsidiary of ReliaStar, was appointed to the role of investment adviser to the Fund effective July 26, 2000. Pilgrim Securities, Inc., also an indirect, wholly owned subsidiary of ReliaStar, was appointed distributor to the Fund on that date as well.

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim Worldwide Emerging Markets Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                          Six months ended       Year ended December 31,
                           June 30, 2000   --------------------------------------
                            (unaudited)      1999      1998      1997      1996
                          ---------------- --------  --------  --------  --------
Net asset value,
 beginning of period....        $15.10       $ 7.13    $10.18    $11.49    $10.70
                                ------       ------    ------    ------    ------
Income from investment
 operations:
 Net investment income
  (loss)................         (0.44)       (0.05)     0.12      0.01      --
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currencies....         (2.78)        8.05     (3.08)    (1.32)     0.79
                               -------      -------   -------   -------    ------
Total income (loss) from
 investment operations..         (3.22)        8.00     (2.96)    (1.31)     0.79
                               -------      -------   -------   -------    ------
Less distributions:
 Dividends from net
  investment income.....          --          (0.03)    (0.09)     --        --
                               -------      -------   -------    ------    ------
Net asset value, end of
 period.................        $11.88       $15.10    $ 7.13    $10.18    $11.49
                                ======       ======    ======    ======    ======
Total return............      (38.26)%*     112.58%  (29.06)%  (11.40)%     7.38%
Ratio to average net
 assets:
 Expenses, net of
  reimbursement.........         1.88%*       2.00%     1.85%     1.82%     1.76%
 Net investment income
  (loss)................       (5.55)%*     (0.66)%     1.14%     0.09%   (0.01)%
Portfolio turnover
 rate...................       343.64%*     184.39%   107.19%   112.05%    86.26%
Net assets, end of
 period (000's
 omitted)...............      $123,665     $154,994   $65,323  $137,686  $254,673

--------
*  Annualized.

PILGRIM WORLDWIDE EMERGING
MARKETS FUND, INC.

Investment Adviser
Pilgrim Investments, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

Distributor
Pilgrim Securities, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

www.lexingtonfunds.com

All Shareholder requests for services of any kind should be sent to:

Transfer Agent
Lexington Funds
c/o DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64121-6368

Or call toll free
Service and Sales: 1-800-526-0056

This report has been prepared for the information of the shareholders of Pilgrim Worldwide Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX273-SAR6/00